Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549-0506

RE:	Separate Account VA CC
File No.811-06564, CIK 0000884067
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA CC, a unit investment trust registered under the Act, mailed to its contract owners the Semi Annual Report of the underlying funds of the following underlying management investment companies:

•	Transamerica Series Trust, (CIK: 778207)

•	AllianceBernstein Variable Products Series Fund, Inc. (CIK: 825316)

•	Columbia Funds Variable Insurance Trust (CIK: 815425)

•	DFA Investment Dimensions Group, Inc. (CIK: 355437)

•	The Dreyfus Socially Responsible Growth Fund, Inc. (CIK: 890064)

•	Dreyfus Variable Investment Fund (CIK: 813383)

•	Federated Insurance Series (CIK: 912577)

•	Nationwide Variable Insurance Trust (CIK: 353905)

•	Vanguard Variable Insurance Fund (CIK: 857490)

•	Fidelity Variable Insurance Products Fund (CIK: 356494; 831016; and 927384)

•	Wanger Advisors Trust (CIK: 929521)

•	Wells Fargo Advantage Variable Trust Funds (CIK: 1081402)

•	Calvert Variable Series, Inc (CIK: 0000708950)

•	T. Rowe Price International Series, Inc.(CIK:918292) filed its Semi Annual Report with the Commission via EDGAR.

•	T. Rowe Price Equity Series, Inc. (000091894)

This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi-Annual Report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Monumental Life Insurance Company